                                                                    Exhibit 10.1



                     FIRST AMENDMENT dated as of November 9, 2000 to the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of March 10, 2000, among Sotheby's Holdings, Inc., a Michigan corporation ("Holdings"), Sotheby's, Inc., a New York corporation, Oatshare Limited, a company registered in England, and Sotheby's, a company registered in England (each referred to individually as a "Borrower" and collectively as the "Borrowers"); the lenders party thereto (the "Lenders"); and The Chase Manhattan Bank, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders and as the issuing bank (in such capacity, the "Issuing Bank").

           WHEREAS, the Borrowers (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement) have requested that the Lenders approve amendments to certain provisions of the Credit Agreement;

           WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments to the Credit Agreement;


           NOW, THEREFORE, in consideration of these premises, the Borrowers and the undersigned Lenders hereby agree as follows:

           SECTION 1. AMENDMENTS. Effective as of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:

           (a) The following definitions are inserted in appropriate alphabetical positions into Section 1.01:

                "AMENDMENT EFFECTIVE DATE" shall have the meaning assigned to such term in the First Amendment dated as of November 9, 2000 to this Agreement.

                "EUROPEAN CLAIMS" shall mean (a) any claims that may arise out of an inquiry by the European Commission regarding commissions charged by Sotheby's in auctions in the European Union and (b) claims asserted in antitrust lawsuits alleging violations of Federal or state antitrust laws in connection with auctions outside the United States.

                "SETTLEMENT AGREEMENTS" shall mean (a) the Sotheby's Settlement Agreement entered into by Holdings and Sotheby's, Inc. in the matter of IN RE AUCTION HOUSES ANTITRUST LITIGATION, which relates to allegations of violations of Federal antitrust laws in connection with auctions in the United States, (b) the Memorandum of Understanding entered into by Holdings and Sotheby's, Inc. in the matter of IN RE SOTHEBY'S HOLDINGS, INC. SECURITIES LITIGATION, which relates to allegations of violations of Federal securities laws, (c) the Plea Agreement between Holdings and the United States of America relating to an investigation of possible antitrust violations by the United States Department of Justice and (d) the Memorandum of Agreed Terms of Settlement dated September 24, 2000 among Holdings, Sotheby's, Inc. and A. Alfred Taubman.

           (b) Each of the following definitions in Section 1.01 is amended and restated in its entirety as follows:

                "ADJUSTED CONSOLIDATED NET WORTH" shall mean at any date Consolidated Net Worth at such date minus, to the extent not reflected in Consolidated Net Worth and without duplication, the aggregate amount of
      (a) all payments made by Holdings and the Subsidiaries in respect of Litigation Liabilities, (b) all accounting reserves established by Holdings and the Subsidiaries in respect of anticipated Litigation Liabilities, (c) all amounts escrowed or otherwise segregated from the general assets of Holdings and the Subsidiaries to provide for Litigation Liabilities and (d) all amounts that Holdings and the Subsidiaries have agreed to or become obligated to pay, but have not yet paid, pursuant to fines, judgments, settlements or agreements entered into in respect of Litigation Liabilities, plus, to the extent reflected in Consolidated Net Worth or subtracted from Consolidated Net Worth under the foregoing clauses (a) through (d), up to $25,000,000 in payments made by Holdings and the Subsidiaries to settle the European Claims.

                "CONSOLIDATED EBITDA" with respect to Holdings and its consolidated subsidiaries for any period shall mean the sum, without duplication, of (a) Consolidated Net Income for such period, (b)

      Consolidated Interest Expense for such period, (c) all Federal, state, local and foreign income taxes deducted in determining such Consolidated Net Income, (d) depreciation, amortization and other non-cash charges deducted in determining such Consolidated Net Income, (e) payments and reserves in respect of obligations under the Settlement Agreements deducted in determining such Consolidated Net Income, PROVIDED that (i) such payments and reserves shall not at any time exceed US$205,200,000 and
      (ii) at least US$40,000,000 of such payments and reserves shall be paid in equity securities of Holdings, (f) if such period is the fiscal year ending December 31, 2000, restructuring and other non-recurring charges not in excess of US$30,800,000 deducted in determining Consolidated Net Income for such period, and (g) payments to settle the European Claims deducted in determining Consolidated Net Income for such period, PROVIDED that the aggregate cumulative amount of all such payments made during all periods shall not exceed $25,000,000.

                "TRANCHE B LOAN" shall mean a Loan made pursuant to the requirements of Section 5.11(b).

           (c) Section 3.13 is amended and restated in its entirety as follows:

                SECTION 3.13. USE OF PROCEEDS. The Borrowers will use the proceeds of the Loans only (a) for the purposes specified in the preamble to this Agreement and (b) to pay amounts due under the Settlement Agreements or otherwise in respect of Litigation Liabilities.

           (d) A new Section 3.15 is inserted immediately following Section 3.14 which shall read as follows:

                SECTION 3.15. SETTLEMENT AGREEMENTS. The terms of the Settlement Agreements are consistent in all material respects with the summary of the terms of the Settlement Agreements provided by Holdings to the Lenders prior to the Amendment Effective Date.

           (e) A new Section 5.11(c) is inserted following Section 5.11(b) which shall read as follows:

                (c) The Borrowers agree that in the event that a Tranche B Borrowing is made at any time after the aggregate principal amount of all outstanding Tranche B Loans has been reduced to less than $75,000,000 as a result of prepayments pursuant to Section 2.12, they shall, as a condition to any subsequent borrowing, take all further actions that may be required or requested by the Collateral Agent in order to preserve, protect and perfect the continuing validity and first priority of the mortgage granted to the Collateral Agent on the York Avenue Property (including without limitation the payment of applicable recording taxes). The Borrowers agree that they shall at all times cause the Subsidiary holding title to the York Avenue Property to have no operations, business, assets or liabilities other than incidental to the holding of the York Avenue Property and the granting of the mortgage thereon to the Collateral Agent as contemplated hereunder.

           (f) Section 6.07 is amended and restated in its entirety as follows:

                SECTION 6.07. CONSOLIDATED LEVERAGE RATIO. Permit the Consolidated Leverage Ratio at any time to exceed .60 to 1.0.

           (g) Section 6.08 is amended and restated in its entirety as follows:

                SECTION 6.08. ADJUSTED CONSOLIDATED NET WORTH. Permit Adjusted Consolidated Net Worth to be less than (a) $160,000,000 at any time prior to March 31, 2001, (b) $175,000,000 at any time during the period from and including March 31, 2001 to and including June 29, 2001 and (c) $200,000,000 at any time on or after June 30, 2001.

           (h) Section 6.09 is amended and restated in its entirety as follows:

                SECTION 6.09. CONSOLIDATED COVERAGE RATIO. Permit the Consolidated Coverage Ratio for any period of four consecutive financial quarters ending after the date hereof to be less than 3.0 to 1.0.

           (i) Article VII is amended by deleting the word "or" at the end of clause (n) of such Article, inserting the word "or" at the end of clause (o) of such Article and inserting a new clause (p) immediately after clause (o) of such Article which shall read as follows:

                (p) (i) any of the Settlement Agreements shall be terminated, rejected by an applicable court of law (or, in the case of Settlement Agreements relating to class actions, by requisite class members) or materially modified, in each case if such termination, rejection or modification could reasonably be expected, in the judgment of the Required Lenders, to result in a material adverse effect on the business, assets, operations or financial condition of Holdings and the Subsidiaries, taken as a whole, (ii) Holdings shall breach or fail to perform any of its material obligations under the Settlement Agreements or (iii) Alfred Taubman shall fail to pay when and as due any amount for which he is responsible under the Settlement Agreements.

           SECTION 2. WAIVER. Any Default prior to the Amendment Effective Date resulting from a failure to perform any of the covenants contained in Sections 6.07, 6.08 or 6.09 of the Credit Agreement is hereby waived effective as of the Amendment Effective Date; PROVIDED that such Default would not have occurred if the amendments provided for herein to Sections 6.07, 6.08 and 6.09 and the definitions used in such Sections had been in effect at the time of such Default.

           SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represents and warrants to each of the Lenders that, after giving effect to the amendments and waiver contemplated hereby, (a) the representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default or Event of Default has occurred and is continuing.

           SECTION 4. EFFECTIVENESS. This Amendment shall become effective as of the date (the "Amendment Effective Date") when the following conditions are satisfied:

           (a) The Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrowers and the Required Lenders.

           (b) The Administrative Agent shall have received the favorable written opinions of Weil, Gotshal & Manges LLP and Jones, Day, Reavis & Pogue, counsel for the Borrowers, and Mr. Donaldson C. Pillsbury, General Counsel of Sotheby's Holdings, Inc. dated the Amendment Effective Date and addressed to the Lenders, the Administrative Agent and the Issuing Bank in form and substance satisfactory to Administrative Agent; the Borrowers hereby instruct such counsel to deliver such opinions to the Administrative Agent.

           (c) All legal matters incidental to the Credit Agreement and this Amendment shall be satisfactory to the Required Lenders and to counsel for the Administrative Agent.

           (d) The Administrative Agent shall have received a certificate of Holdings, dated the Amendment Effective Date and signed by a Financial Officer of Holdings, confirming compliance, after giving effect to the amendment and waiver contemplated hereby with the conditions precedent set forth in paragraphs
(b), (c) and (d) of Section 4.01 of the Credit Agreement.

           (e) The Settlement Agreements (i) shall have been executed and delivered by all parties thereto, (ii) shall provide for cash payments not in excess of $281,000,000 in the aggregate, of which Alfred Taubman shall have agreed to pay $186,000,000, and (iii) shall be consistent in all material respects with the summary of the terms thereof previously provided to the Lenders by Holdings.

           (f) There shall have occurred no material increase in the anticipated liabilities associated with the antitrust, securities and other investigations and proceedings pending with respect to Holdings and its subsidiaries and not covered by the Settlement Agreements.

           SECTION 5. AMENDMENT FEE. Holdings agrees to pay to the undersigned Lenders such amendment fees, and at such times, as have been separately agreed upon.

           SECTION 6. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

           SECTION 7. NO OTHER AMENDMENTS. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, or alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

           SECTION 8. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

           SECTION 9. HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

           IN WITNESS WHEREOF, the Borrowers and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                               SOTHEBY'S HOLDINGS, INC.,

                                 by /s/ William S. Sheridan
                                    ------------------------
                                    Name: William S. Sheridan
                                    Title: Senior VP and CFO


                               SOTHEBY'S, INC.,

                                 by /s/ William S. Sheridan
                                    ------------------------
                                    Name: William S. Sheridan
                                    Title: Senior VP and CFO


                               OATSHARE LIMITED,

                                 by /s/ William S. Sheridan
                                    ------------------------
                                    Name: William S. Sheridan
                                    Title: Director


                               SOTHEBY'S,

                                 by /s/ William S. Sheridan
                                    ------------------------
                                    Name: William S. Sheridan
                                    Title: Director


                               THE CHASE MANHATTAN BANK,
                               N.A., individually and
                               as Administrative Agent,
                               Collateral Agent, and Issuing
                               Bank,

                                 by /s/ Margaret Lane
                                    ------------------------
                                    Name: Margaret Lane
                                    Title: Vice President


                               THE BANK OF NEW YORK,


                               by /s/ Elisa S. Adams
                                  --------------------------
                                  Name:    Elisa S. Adams
                                  Title:   Vice President

                               BANK ONE, NA (Main Office Chicago),


                               by    /s/  Tatiana Ross
                                 ---------------------------
                                 Name:    Tatiana Ross
                                 Title:   Commercial Banking Officer


                               BARCLAYS BANK PLC,


                               by    /s/  Terance Bullock
                                 --------------------------
                                 Name:    Terance Bullock
                                 Title:   Vice President


                               COMERICA BANK,


                               by    /s/Robert M. Porterfield
                                 ---------------------------
                                 Name:    Robert M. Porterfield
                                 Title:   Vice President

                               BAYERISCHE HYPO-UND VEREINSBANK AG,
                               New York Branch,


                               by    /s/  Marianne Weinzinger
                                 ----------------------------
                                 Name:    Marianne Weinzinger
                                 Title:   Director


                               by    /s/  Alexander M. Blodi
                                 ----------------------------
                                 Name:    Alexander M. Blodi
                                 Title:   Director



                               BANCA MONTE DEI PASCHI DI SIENA S.P.A.,


                               by    /s/  Giulio Natalicchi
                                 --------------------------
                                 Name:    Giulio Natalicchi
                                 Title:   Senior Vice President & General
                                          Manager


                               by    /s/  Brian R. Landy
                                 ---------------------------
                                 Name:    Brian R. Landy
                                 Title:   Vice President



                               THE BANK OF NOVA SCOTIA,


                               by    /s/  Todd S. Meller
                                 --------------------------
                                 Name:    Todd S. Meller
                                 Title:   Managing Director

                               THE FUJI BANK, LTD.,


                               by    /s/  Yuji Tanaka
                                 --------------------------
                                 Name:    Yuji Tanaka
                                 Title:   Vice President & Manager



                               BANCA COMMERCIALE ITALIANA
                               NEW YORK BRANCH,


                               by    /s/  Charles Dougherty
                                 --------------------------
                                 Name:    Charles Dougherty
                                 Title:   Vice President


                               by    /s/  J. Dickerhof
                                 --------------------------
                                 Name:    J. Dickerhof
                                 Title:   Vice President


                               BBL INTERNATIONAL (U.K.) LIMITED,


                               by    /s/  C.F. Wright
                                 -------------------------
                                 Name:    C.F. Wright
                                 Title:   Manager


                               by    /s/  M-C Swinnen
                                 -------------------------
                                 Name:    M-C Swinnen
                                 Title:   Senior Manager

                               BANK HAPOALIM B.M.,


                               by    /s/  James T. Surless
                                 --------------------------
                                 Name:    James T. Surless
                                 Title:   Vice President


                               by    /s/  Laura Anne Raffa
                                 -------------------------
                                 Name:    Laura Anne Raffa
                                 Title:   First Vice President
                                          & Corporate Manager